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                                 PROMISSORY NOTE
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BORROWER:
                  CERPROBE CORPORTATION
                  600 South Rockford Drive
                  Tempe, AZ 85281
LENDER:
                  First Interstate Bank of Arizona, N.A.
                  Commercial Banking Division
                  100 W. Washington
                  P.O. Box 53456, Dept. #813
                  Phoenix, AZ 85072-3456

================================================================================
PRINCIPAL AMOUNT: $3,000,000.00   INITIAL RATE: 8.250%
DATE OF NOTICE:   APRIL 27, 1996

PROMISE TO PAY. CERPROBE CORPORATION ('Borrower') promises to pay to First Interstate Bank of Arizona, N. A. ('Lender'), or order, in lawful money of the United States of America, the principal amount of Three Million & 00/100 Dollars ($3,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on April 28, 1997. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning May 31, 1996, and all subsequent interest payments are due on the last day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate of a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied in any order at Lender's sole discretion.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the First Interstate Bank of Arizona, N.A. Prime Rate, which is an index Lender announces from time to time for pricing certain loans (the 'Index'). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that

Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 8.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 8.250% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c)Borrower defaults under any loan, extent of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished.
(e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment of performance of the indebtedness is impaired. (I) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 4.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorney's fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Arizona. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Maricopa County, the State of Arizona Subject to the provisions on arbitration, this Note shall be governed by and construed in accordance with the laws of the State of Arizona.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: Zane Close, President & CEO; Roseann Tavarozzi, Vice President of Finance; and Pauline Hostetler, Controller. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c)any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender;
(d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

PRIOR NOTE. That certain promissory note executed by Borrower on April 30, 1995 in the original amount of $750,000.00, as it may have been amended or renewed from time to time (the 'Note').

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

EFFECTIVE RATE. Borrower agrees to an effective rate of interest that is the rate specified in this Note plus any additional rate resulting from any other charges in the nature of interest paid or to be paid in connection with this Note.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

CERPROBE CORPORATION


/s/ Roseann Tavarozzi
- ---------------------
Authorized Officer

                             BUSINESS LOAN AGREEMENT

Borrower:     CERPROBE CORPORATION
              600 South Rockford Drive
              Tempe, AZ 85281

Lender:       First Interstate Bank of Arizona, N.A.
              Commercial Banking Division
              100 W. Washington
              P.O. Box 53456, Dept. #813
              Phoenix, AZ 85072-3456

================================================================================
THIS BUSINESS LOAN AGREEMENT between CERPROBE CORPORATION ('Borrower') and First Interstate Bank of Arizona, N.A. ('Lender') is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the 'Loan' and collectively as the 'Loans.' Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of April 27, 1996, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full or until April 28, 1997, whichever is later.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meaning attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         Agreement. The word 'Agreement' means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

         Borrower. The word 'Borrower' means CERPROBE CORPORATION. The word 'Borrower' also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled 'Subsidiaries and Affiliates.'

         CERCLA.  The  word  'CERCLA'  means  the  Comprehensive   Environmental
         Response, Compensation, and Liability Act of 1980, as amended.

         Cash Flow. The words 'Cash Flow' mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

         Debt. The word 'Debt' means all of Borrower's liabilities excluding Subordinated Debt.

         ERISA. The word 'ERISA' means the Employee Retirement Income Security Act of 1974, as amended.

         Event of Default. The words 'Event of Default' mean and include without limitation any of the Events of Default set forth below in the section titled 'EVENTS OF DEFAULT.'

         Grantor. The word 'Grantor' means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

         Guarantor. The word 'Guarantor' means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

         Indebtedness. The word 'Indebtedness' means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

         Lender. The word 'Lender' means First Interstate Bank of Arizona, N.A., its successors and assigns.

         Liquid Assets. The words 'Liquid Assets' mean Borrower's cash on hand plus Borrower's receivables.

         Loan. The word 'Loan' or 'Loans' means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

         Note. The word 'Note' means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

         Permitted Liens. The words 'Permitted Liens' mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender;
         (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled 'Indebtedness and Liens'; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

         Related Documents. The words 'Related Documents' mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

         SARA.   The  word   'SARA'   means   the   Superfund   Amendments   and
         Reauthorization Act of 1986 as now or hereafter amended.

         Subordinated Debt. The words 'Subordinated Debt' mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

         Tangible Net Worth. The words 'Tangible Net Worth' mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

         Working Capital. The words 'Working Capital' mean Borrower's current assets, excluding prepaid expenses less Borrower's current liabilities.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this agreement and in the Related Documents.

         Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) evidence of insurance as required below, and, (c) any other documents required under this Agreement or by Lender or its counsel.

         Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

         Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Documents.

         Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

         No Event or Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of the Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

         Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Arizona and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

         Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

         Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

         Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

         Hazardous Substances. The terms 'hazardous waste,' 'hazardous substance,' 'disposal,' 'release,' and 'threatened release,' as used in this Agreement, shall have the same meanings as set forth in the 'CERCLA,' 'SARA,' the Hazardous Materials Transportation Act, 49 U.S.C.
         Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules or regulations adopted pursuant to any of the foregoing. Except as disclosed to and approved by Lender in writing,

         Borrower  represents  and  warrants  that:  (a)  During  the  period of
         Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i)any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by lender shall be at
         Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of
         Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

         Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and approved by Lender in writing.

         Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

         Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

         Binding Effect. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

         Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

         Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

         Investment Company Act. Borrower is not an 'investment company' or a company 'controlled' by an 'investment company', within the meaning of the Investment Company Act of 1940, as amended.

         Public Utility Holding Company Act. Borrower is not a 'holding company', or a 'subsidiary company' of a 'holding company', or an 'affiliate' of a 'holding company' or of a 'subsidiary company' of a 'holding company', within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Regulations G, T and U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System).

         Location of Borrower's Offices and Records. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 600 South Rockford Drive, Tempe, AZ 85281. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

         Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

         Claims and Defenses. There are no defenses or counterclaims, offsets or other adverse claims, demands or actions of any kind, personal or otherwise, that Borrower, Grantor, or any Guarantor could assert with respect to the Note, Loan, Indebtedness, this Agreement, or the Related Documents.

         Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

         Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

         Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         Financial Statements. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than forty five (45) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

         Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

         Financial Covenants and Ratios. Comply with the following covenants and ratios:
                  Quick Ratio. Maintain a ratio of Liquid Assets to Current Liabilities in excess of 1.00 to 1.00. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

         Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of

         Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

         Insurance Reports. Furnish to lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c)the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

         Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

         Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

         Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and
         (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens, and claims against Borrower's properties, income, or profits.

         Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

         Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans with Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

         Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance defined as toxic or a hazardous substance under any applicable federal, state, or local law, rule, regulation, order or directive, or any waste or by-product thereof, at or affecting any property or any facility owned, leased or used by Borrower.

         Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

         Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statues, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

         Additional Assurances Make, execute and deliver to Lender such information, documents and other agreements and take such other actions as Lender may reasonably request to accomplish and evidence the purposes of the Loans and the Related Documents

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c)sell with recourse any of Borrower's accounts, except to

         Lender.

         Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a 'Subchapter S Corporation' (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) to purchase or retire any of the Borrower's outstanding shares or alter or amend Borrower's capital structure.

         Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c)incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender, or the occurrence of any event or condition which after notice or the passage of time would constitute an Event of Default; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c)there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even through no Event of Default shall have occurred.

FACILITY CHARGE. Borrower recognizes that Lender has incurred and will continue to incur certain costs and expenses in connection with establishing, maintaining, servicing, and administering the credit facility. To ensure that Lender is able to recover such costs and expenses, Borrower agrees that, notwithstanding any other provision of this Agreement, the promissory note for the Line of Credit, or the Related Documents, Lender shall be entitled to collect the following facility charge, which Borrower hereby promises and agrees to pay: So long as Lender shall have any obligation to extend or continue credit to Borrower in any form, Borrower shall pay to Lender on the last day of each and every calendar quarter a non-refundable commitment fee in the amount of 1/8 of 1% (percent) of the unused balance of the Loan during the preceding calendar quarter.

ADDITIONAL DEFINITIONS.
         DEBT SERVICE COVERAGE RATIO. The words 'Debt Service Coverage Ratio' mean the sum the quantity of earnings before interest plus taxes plus depreciation and amortization expense divided by the quantity of prior period current maturities of long term debt plus interest, all as determined for the relevant period in accordant with generally accepted accounting principles and on a basis consistent with prior periods.

         MAXIMUM FUNDED DEBT. The words 'Maximum Funded Debt' mean long term debt due after one (1) year, including long term notes and subordinated debt.

ADDITIONAL AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will comply with the following covenants and ratios:
         DEBT SERVICE COVERAGE RATIO.  Maintain a Debt Service
         Coverage Ratio of not less than 1.50 to 1.00.

     MINIMUM TANGIBLE NET WORTH. Borrower shall maintain a Tangible Net Worth of not less than $18,000,000.00, which shall be increased by 50% of net income plus 90% of any future increase in stockholder's equity by reasons of issuance and sale of capital stock.

         PROFITABILITY. Borrower shall maintain profitability on an annual basis.

         MAXIMUM FUNDED DEBT TO TANGIBLE NET WORTH. Borrower shall maintain a Maximum Funded Debt to Tangible Net Worth ratio of not more than 1.00 to 1.00.

         SECURITIES AND EXCHANGE COMMISSION INFORMATION. Borrower will furnish Lender with, as soon as available, but in no event later than one-hundred and twenty (120) days after the end of each fiscal year, Borrower's 10 K report for the year ended, and, as soon as available, but in no event later than forty five (45) days after the end of each fiscal quarter, Borrower's 10 Q report for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

         COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender on a quarterly basis, within 45 days after quarter end, a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying to financial covenants and that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default, or event or condition which after the lapsed time or notice could result in an Event of Default, exists under this Agreement.

ADDITIONAL NEGATIVE COVENANTS. Borrower covenants and agrees that until the full and final payment of all indebtedness owed to Lender, Borrower will not, without Lender's written consent:

         LOSSES.  Incur two or more consecutive quarterly losses.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

         Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         Default in Favor of Third Parties.  Should Borrower or any

         Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

         False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

         Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

         Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any
         creditor  of  any  Grantor   against  any   collateral   securing   the
         Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

         Change of Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         Adverse  Change.   A  material  adverse  change  occurs  in  Borrower's
         financial condition, or Lender believes the prospect of payment of performance of the Indebtedness is impaired.

         Insecurity.  Lender, in good faith, deems itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the 'Insolvency' subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Arizona. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Maricopa County, the State of Arizona Subject to the provisions on arbritration, this Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. Arbitration.

         Binding Arbitration. Upon the demand of any party ('Party/Parties'), to a Document (as defined below), whether made before the institution of any judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (As defined below) shall be resolved by binding arbitration in accordance with the terms of this Arbitration Program. A 'Dispute' shall include any action, dispute, claim or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter arising between any of the Parties arising out of, pertinent to or in connection with any agreement, document or instrument to which this Arbitration Program is attached or in which it appears or is referenced or any related agreements, documents, or instruments ('Documents'). Any Party who fails to submit to binding arbitration following a lawful demand by another Party shall bear all costs and expenses, including reasonable attorney's fees, (including those incurred in any trial, bankruptcy proceeding or on appeal) incurred by the other Party in obtaining a stay of any pending judicial proceeding and compelling arbitration of any Dispute. The parties agree that any agreement, document or instrument which includes, attaches to or incorporates this Arbitration Program represents a transaction involving commerce as that term is used in the Federal Arbitration Act, ('FAA') Title 9 United States Code. THE PARTIES UNDERSTAND THAT BY THIS AGREEMENT THEY HAVE DECIDED THAT THEIR DISPUTES SHALL BE RESOLVED BY BINDING ARBITRATION RATHER THAN IN COURT, AND ONCE DECIDED BY ARBITRATION NO DISPUTE CAN LATER BE BROUGHT, FILED OR PURSUED IN COURT.

         Governing Rules. Arbitrations conducted pursuant to this Arbitration Program shall be administered by the American Arbitration Association ('AAA'), or other mutually agreeable administrator ('Administrator') in accordance with the terms of this Arbitration Program and the Commercial Arbitration Rules of the AAA. Proceedings hereunder shall be governed by the provisions of the Federal Arbitration Act (Title 9 of the United States Code). The arbitrator(s) shall resolve all Disputes in accordance with the applicable substantive law designated in the Documents. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however that nothing herein shall be construed to be a waiver by any party that is a bank of the protections afforded pursuant to 12 U.S.C. 91 or any similar applicable state law.

         Preservation of Remedies. No provision of, nor the exercise of any rights under, this arbitration clause shall limit the right of any Party to: (a) foreclose against any real or personal property collateral or other security, or obtain a personal or deficiency award;
         (b) exercise self- help remedies (including repossession and setoff rights); or (c)obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any Party to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. Any claim or Dispute related to exercise of any self-help, auxiliary or other rights under this paragraph shall be a Dispute hereunder.

         Arbitrator Powers and Qualifications; Awards. The Parties agree to select a neutral 'qualified' arbitrator or a panel of three 'qualified' arbitrators to resolve any Dispute hereunder. 'Qualified' means a practicing attorney, with not less than 10 years practice in commercial law, licensed to practice in the state of the applicable substantive law designated in the Documents. A Dispute in which the claims or amounts in controversy do not exceed $1,000,000.00 shall be decided by a single arbitrator. A single arbitrator shall have authority to render an award up to but not to exceed $1,000,000.00 including all damages of any kind whatsoever, costs, fees, attorneys' fees and expenses. Submission to a single arbitrator shall be a waiver of all Parties' claims to recover more than $1,000,000.00. A Dispute involving claims or amounts in controversy exceeding $1,000,000.00 shall be decided by a majority vote of a panel of three qualified arbitrators. An arbitration panel shall be composed of one arbitrator who would be qualified to sit as a single arbitrator hereunder, one who has at least ten years experience in commercial lending and one who has at least ten years experience in the Borrower's industry. The arbitrator(s) shall be empowered to, at the written request of any Party in any Dispute, (a) to consolidate in a single proceeding any multiple party claims that are substantially identical or based upon the same underlying transaction; (b) to consolidate any claims and Disputes between other Parties which arise out of or relate to the subject matter hereof, including all claims by or against borrowers, guarantors, sureties and or owners of collateral; and (c)to administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. In any consolidated proceeding the first arbitrator(s) selected in any proceeding shall conduct the consolidated proceeding unless disqualified due to conflict of interest. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this arbitration clause, including questions about the arbitrability of any Dispute, but shall have no power to change or alter the terms of this Arbitration Program. The prevailing Party in any Dispute shall be entitled to recover its reasonable attorneys' fees in any arbitration, and the arbitrator(s) shall have the power to award such fees. The award of the arbitrator(s) shall be in writing and shall set forth the factual and legal basis for the award.

         Miscellaneous. All statues of limitation applicable to any Dispute shall apply to any proceeding in accordance with this arbitration clause. The Parties agree, to the maximum extent practicable, to take any action necessary to conclude an arbitration hereunder within 180 days of the filing of a Dispute with the Administrator. The arbitrator(s) shall be empowered to impose sanctions for any Party's failure to proceed within the times established herein. Arbitrations shall be conducted in the state of the applicable substantive law designated in the Documents. The provisions of this Arbitration program shall survive any termination, amendment, or expiration hereof or of the Documents unless the Parties otherwise expressly agree in writing. Each Party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the Parties or as required by applicable law or regulation. If any provision of this Arbitration Program is declared invalid by any court, the remaining provisions shall not be affected thereby and shall remain fully enforceable.

         Caption   Headings.   Caption   headings  in  this  Agreement  are  for
         convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the Borrowers signing below is responsible for all obligations in this Agreement.

         Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

         Borrower Information. Borrower consents to the release of information on or about Borrower by Lender in accordance with any court order, law or regulation and in response to credit inquiries concerning Borrower.

         Non-Liability of Lender. The relationship between Borrower and Lender is a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Borrower. Borrower is exercising its own judgment with respect to Borrower's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise, or inform Borrower of any matter with respect to Borrower's business. Lender and Borrower intend that Lender may reasonably rely on all information supplied by Borrower to Lender, together with all representations and warranties given by Borrower to Lender, without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

         Notice of Lender's Breach. Borrower must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty
         (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Borrower waives any claim, cause of action or offset for which notice is not given in accordance with this paragraph. Lender is entitled to rely on any failure to give such notice.

         Borrower indemnification. Borrower shall indemnify and hold Lender harmless from and against all claims, costs, expenses, losses, damages, and liabilities of any kind, including but not limited to attorneys' fees and expenses, arising out of any matter relating directly or indirectly to the Indebtedness, whether resulting from internal disputes between Borrower and any Guarantor, or whether involving any third parties, or out of any other matter whatsoever related to this Agreement or the Related Documents, but excluding any claim or liability which arises as a direct result of Lender's gross negligence or willful misconduct. This indemnity shall survive full repayment and satisfaction of the Indebtedness and termination of this Agreement.

         Counterparts. This Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same Agreement.

         Costs and Expenses. Borrower agrees to pay upon demand all of Lender's allocated costs of in-house counsel and expenses, including without limitation attorney's fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

         Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimilie, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address(es).

         Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word 'Borrower' as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

         Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

         Survival. All warranties, representations, and covenants made by Borrower in this agreement or in any certificate or other instrument delivered by Borrower to Lender under this agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

Time Is of the Essence. Time is of the essence in the performance of this Agreement.

Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.


BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF APRIL 27, 1996.

BORROWER:
CERPROBE CORPORATION

/s/ Roseann Tavarozzi
- -----------------------------------
      Authorized Officer

LENDER:
First Interstate Bank of Arizona, N.A.

/s/ Brian K. Spencer
- ------------------------------------
      Authorized Officer
       Vice President

           ADDITIONAL INTEREST RATE OPTION AGREEMENT

Borrower:                  CERPROBE CORPORATION
                           600 South Rockford Drive
                           Tempe, AZ 85281

Lender:                    First Interstate Bank of Arizona, N.A.
                           Phoenix Commercial Banking
                           P.O. Box 53456, Dept #813
                           Phoenix, AZ 85072-3456


This Agreement is entered into on April 27, 1996, by and between CERPROBE CORPORATION ('Borrower') and First Interstate Bank of Arizona, N.A. ('Lender') and supplements the Promissory Note of Borrower dated April 27, 1996, ('Note').

In addition to the rate of interest provided for in the Note, the interest rate option(s) set out below (individually and collectively, if more than one, the 'Alternate Rate') shall be available to Borrower on the terms set forth for certain portions of the amounts outstanding under the Note ('Loans'). Each Loan to which an Alternate Rate applies shall be referred to as an 'Alternate Rate Advance'.

 1. As used herein, the following terms shall have the meaning set forth:

         LENDER BUSINESS DAY

         'Lender Business Day' means a day other than Saturday or Sunday on which banks in Phoenix are open for business and Lender can conduct business in appropriate markets for the Alternative Rates Offered.

         LIBOR PROVISIONS

         'LIBOR' means a per annum interest rate equal to two point twenty-five percent (2.25%) per annum in excess of the prevailing London interbank offered rate at which dollar deposits in the approximate amount of the relevant LIBOR Advance for the relevant LIBOR Period are offered to Lender at 11:00 a.m. London time on the day which is two (2) Bank Business Days prior to the commencement of the relevant LIBOR Interest Period.

         'LIBOR Advance' means each Loan which bears interest at LIBOR. Each LIBOR Advance shall be in an amount of Two Hundred and Fifty Thousand Dollars ($250,000).

         'LIBOR Notice' means an irrevocable notice by Borrower to Lender received by Lender at least three (3) Lender Business Days prior to the Lender Business Day selected as the date upon which such Eurodollar Advance shall be made stating that Borrower elects to pay interest on a Loan at LIBOR, and specifying the amount of the LIBOR Advance, the LIBOR Period for such LIBOR Advance, and the Lender Business Day upon which the LIBOR Period is to begin. Such notice shall be in writing or, if given orally or telephonically, shall be confirmed to Lender in writing within one (1) business day of such oral or telephonic notice. Lender's records shall control an difference between any LIBOR Notice and/or confirmation thereof.

         'LIBOR  Period' means an interest  period of one (1), two (2), or three
         (3) months as selected, and commencing on a date specified by Borrower in a LIBOR Notice and agreed to by Lender. If any LIBOR Period would otherwise expire on a day that is not a Lender Business Day, the LIBOR Period shall expire on the next succeeding Lender Business Day.

 2. Provided that there is no default under this Agreement or the Note, nor the existence of any event which, with the giving of notice or the passage of time, or both, would constitute a default hereunder or thereunder, and, provided further, that Lender has not demanded payment in full of the obligations outstanding under the Note, Borrower may elect with the consent of Lender obtained at the time of the request for each Alternate Rate Advance, to have a portion of the Loan bear interest at any Alternate Rate offered in accordance with the terms and conditions set forth herein.

 3. Borrower shall elect to use the Alternate Rate for such portion of the Loan by providing to Lender the appropriate Alternate Rate notice. Failure of Lender to receive a Alternate Rate notice or written confirmation of such notice shall not affect Borrower's obligation to repay a Alternate Rate advance and the interest thereon. Lender shall not be obligated to offer any Alternate Rate if it reasonably believes such Alternate Rate or applicable funding is not available to it or is illegal. No Alternate Rate Period shall extend beyond the maturity date of the Note.

 4. Upon expiration of each Alternate Rate interest period, the interest rate applicable to the Alternate Rate Advance shall thereafter be the interest rate provided for in the Note.

 5. Unless demand is made by Lender for payment in full, no Alternate Rate Advance may be prepaid in whole or in part prior to the last day of its applicable Alternate Rate interest period without the prior written consent of Lender. If any prepayment is made for whatever reason,

         Borrower agrees to pay upon demand any loss or reduction in return calculated by Lender in liquidating or reemploying deposits in the market from which the interest rate applicable to such funds were derived.

 6. As to any matter arising from, related to or in connection With any Alternate Rate Advance, Lender's records and calculations shall be conclusive, absent manifest error.

 7. Interest shall be computed and charged monthly and on the last day of the applicable Alternate Rate interest period on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.

 8. Borrower understands that an Alternate Rate notice is irrevocable and that Borrower is therefore 'at-risk' to the extent that Borrower and Lender will not know the rate Borrower must pay until Lender has purchased its funds. Any quote provided by Lender prior to the actual purchase is only an estimate of the probable rate and shall not be binding as to actual rate.

 9. In addition to all other sums due under the terms of the Note and this Agreement, Borrower shall pay to Lender as additional interest, such amounts, if any, as will compensate Lender for any increase in the cost or reduction in the profitability to Lender of making or maintaining any Alternate Rate Advance or any other portion of the Loan (determined by Lender's use of any reasonable method for the allocation, averaging and attribution of the aggregate of such increases or reductions) by reason of a change in or establishment of or Lender's compliance with
         (a) any reserve, special deposit or other requirement and with respect to assets of, deposits with or for the account of, or credit extended by Lender which are imposed on or deemed applicable by Lender under any law, treaty, rule, regulation (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System),
         (b) any interpretation thereof by any governmental, fiscal, monetary or other authority charged with the administration thereof or having jurisdiction over Lender, (c)any requirement imposed by any such authority, whether or not having the force of law, or (d) any requirement, request, directive, standard or guideline regarding capital adequacy (whether or not having the force of law). Such additional amounts shall be payable to Lender on demand.

10. All payments of principal of and interest on any Alternate Rate Advance shall be made without deduction of any present and future taxes, levies, imposts, deductions, charges or withholdings, which amounts shall be paid by Borrower. Borrower will pay the amounts necessary such that the gross amount of the principal and interest received by Lender is not less than that required under this Agreement. All stamp and documentary taxes shall be paid by Borrower. Notwithstanding the foregoing, if Lender pays such taxes, Borrower will reimburse Lender upon demand for the amount paid.

11. Any default under this Agreement shall constitute a default under the provisions of the Note and no delay or omission by Lender in exercising any right shall operate as a waiver of such right.

12. All terms and conditions of the Note shall remain in full force and effect, including the prime rate based pricing applicable to (a) any Loan not subject to an Alternate Rate or other rate agreed to in writing by Borrower an Lender and (b) the Loan after notice for payment in full has been given Borrower and Lender.

13. This Agreement shall be governed by and construed in accordance with the laws applicable to the Note.


CERPROBE CORPORATION       FIRST INTERSTATE BANK OF ARIZONA, N.A.
(BORROWER)

By: /s/ Roseann Tavarozzi  By: /s/Brian K. Spencer
- -------------------------     ------------------------------
Title: VP FINANCE          Title: VICE PRESIDENT
- -------------------------     ------------------------------

               CORPORATE RESOLUTION TO BORROW

Borrower:         CERPROBE CORPORATION
                  600 South Rockford Drive
                  Tempe, AZ 85281

Lender:           First Interstate Bank of Arizona, N.A.
                  Commercial Banking Division
                  100 W. Washington
                  P.O. Box 53456, Dept. #813
                  Phoenix, Arizona 85072-3456

I, the undersigned Secretary or Assistant Secretary of CERPROBE CORPORATION (the 'Corporation'), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Arizona as a corporation for profit, with its principal office at 600 South Rockford Drive, Tempe, AZ 85281, and is duly authorized to transact business in the State of Arizona.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held on 3-22-92, at which quorum was present and voting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES             POSITIONS                ACTUAL SIGNATURES
- -----             ---------                -----------------
Zane Close        President & CEO           /s/Zane Close
                                           ---------------------
Roseann Tavarozzi Vice President Finance    /s/Roseann Tavarozzi
                                           ---------------------
Pauline Hostetler Controller                 /s/Pauline Hostetler
                                           ----------------------
acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         Borrow Money. To borrow from time to time from First Interstate Bank of Arizona, N.A. ('Lender'), on such terms as may be agreed upon between the officers, employees, or agents and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of Five Million One Hundred Thousand & 00/100 Dollars ($5,100,000.00), exclusive of interests, costs, and expenses, in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.



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         Execute Notes.  To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

         Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property heretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

         Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, or given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized officers, employees, or agents may execute, deliver, or record financing statements.

         Deposit Accounts. To open one or more depository accounts in the Corporation's name and sign and deliver all documents or items required to fulfill the conditions of all banking business, including without limitation the initiation of wire transfers, until authority is revoked by action of the Corporation on written notice to Lender.


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         Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         Releases and Indemnities. To execute and deliver to Lender such forms of releases from liability and indemnifications (including, without limitation, indemnifications concerning environmental liability) as Lender may require.

         Derivative Products. To enter into and execute documents to evidence such derivative interest rate agreement as they may agree to, including without limitation, interest rate swaps, ceilings, floors and collars.

         Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements requiring disputes with Lender to be submitted to binding arbitration for final resolution, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocations of their authority: Zane Close, President & CEO; Roseann Tavarozzi, Vice President of Finance; and Pauline Hostetler, Controller.

BE IT FURTHER RESOLVED that any and all acts that any person above named or any person who is or was an officer of the Corporation has done in any way relating to or arising from the aforesaid documents or any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolution are hereby ratified and approved.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements


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04-27-1996     CORPORATE RESOLUTION TO BORROW          Page 2
                        (Continued)


or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I have hereunto set my hand on April 27, 1996 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                                CERTIFIED TO AND ATTESTED BY:

                                                /S/ROSEANN TAVAROZZI
                                          --------------------------------
                                          Secretary or Assistant Secretary

                                                /s/ZANE CLOSE
                                          --------------------------------



*NOTE:In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.



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           DISBURSEMENT REQUEST AND AUTHORIZATION


Borrower:         CERPROBE CORPORATION
                  600 South Rockford Drive
                  Tempe, AZ 85281
Lender:           First Interstate Bank of Arizona, N.A.
                  Commercial Banking Division
                  100 West Washington
                  P.O. Box 53456, Dept. #813
                  Phoenix, AZ 85072-3456

LOAN TYPE. This is a Variable Rate (at First Interstate Bank of Arizona, N.A. Prime Rate, which is an index Lender announces from time to time for pricing certain loans, making an initial rate of 8.250%), Revolving Line of Credit Loan to a Corporation for $3,000,000.00 due on April 28, 1997. This is an unsecured renewal of the following described indebtedness: That certain promissory note executed by Borrower on April 30, 1995 in the original amount of $750,000.00, as it may have been amended or renewed from time to time (the 'Note').

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

         [ ]   Personal, Family, or Household Purposes or Personal
               Investment.
         [x]   Business (including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: working capital.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $3,000,000.00 as follows:

                  Undisbursed Funds:                          $3,000,000.00
                                                              -------------
                  Note Principal:                             $3,000,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 27, 1996.

BORROWER:
CERPROBE CORPORATION


/s/Roseann Tavarozzi
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